HANSEN, BARNETT & MAXWELL
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS

(801) 532-2200
Fax (801) 532-7944
345 East Broadway, Suite 200
Salt Lake City, Utah 84111-2693

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Kinship Systems, Inc.

As independent certified public accountants, we hereby consent to the use of our report dated September 5, 2000 with respect to the financial statements of Kinship Systems, Inc. as of July 31, 2000 and for the period from February 1, 2000 (date of inception) through July 31, 20000 included in the Registration Statement on Form SB-1 and related prospectus of Kinship Systems, Inc. for the registration of 200,000 shares of common stock (the "Registration Statement"). We also consent to the use of our name in the "Experts" section of this Registration Statement.

By: /s/ Hansen, Barnett & Maxwell
        HANSEN, BARNETT & MAXWELL

Salt Lake city, Utah
December 11, 2000